Exhibit 10.3

STOCK SUBSCRIPTION AGREEMENT

This STOCK SUBSCRIPTION AGREEMENT dated as of December 18, 2015 is by and between Open Joint Stock Company “Rusnano”, a company organized under the laws of the Russian Federation with its registered address at 10A prospect 60-letiya Oktyabrya, Moscow 117036, Russian Federation (the “Investor”), and Panacela Labs, Inc., a Delaware corporation (the “Company”).

WHEREAS, the Company, the Investor and Cleveland BioLabs, Inc. have entered into that certain Acknowledgment Agreement dated as of the date hereof (the “Acknowledgment Agreement”), pursuant to which the parties hereto are required to deliver this Agreement (as defined below);

WHEREAS, the Company is authorized by its Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to issue up to 137,420 shares of its Common Stock (the “Shares”); and

WHEREAS, the Investor hereby offers to subscribe to and purchase, and the Company desires to provide for the subscription for and purchase of, 6,014 Shares for, the purchase price per share of $117.40 and an aggregate purchase price of $706,043.60 (such aggregate purchase price, the “Purchase Price”).

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the Company and the Investor hereby agree as follows:

1.           Definitions.

(a)          As used in this Agreement, the following terms shall have the following meanings:

“Agreement” means this Stock Subscription Agreement dated as of the date hereof, and all amendments hereto made in accordance with the provisions of Section 7(c).

“Common Stock” means the Common Stock, $0.001 par value per share, of the Company.

“Governmental Authority” means any United States federal, state or local or any foreign government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.

“Lien” means any security interest, pledge, mortgage, lien (including, without limitation, environmental and tax liens), charge, encumbrance, adverse claim, preferential arrangement or restriction of any kind, including, without limitation, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership.

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“Material Adverse Effect” means any circumstance, change in or effect on the Company or any of its Subsidiaries that, individually or in the aggregate with all other circumstances, changes in, or effects on, the Company and/or its Subsidiaries is materially adverse to the business, operations, assets, liabilities, results of operations or financial condition of the Company and its Subsidiaries taken as a whole.

“Offering Materials” means this Agreement, the Stockholders’ Agreement and the PPM.

“Other Subscription Agreements” means the Stock Subscription Agreements by and among certain other existing stockholders of the Company and the Company, in each case dated on or about the date hereof, the executed copies of which have been provided to the Investor at or prior to the Closing.

“Person” means an individual, corporation, limited liability company, partnership, association, trust, joint stock company, or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“PPM” means the Confidential Private Placement Memorandum of the Company relating to the Shares dated as of December 4, 2015, as supplemented and otherwise updated.

“Securities Act” or “Act” means the United States Securities Act of 1933, as amended.

“Stockholders’ Agreement” means that certain Stockholders and Investor Rights Agreement, by and among the Company and the stockholders listed on Schedule 1 thereto, as amended by that certain First Amendment to Stockholders and Investor Rights Agreement dated as of September 3, 2013.

“Subsidiary” or “Subsidiaries” means, with respect to any Person, any entity of which (i) securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions, (ii) more than 50% of the interest in the capital or profits of such Person or entity or (iii) more than 50% of the beneficial interest in such trust or estate, is at the time of determination directly or indirectly owned or controlled by such Person.

(b)          The terms not defined in Section 1(a) above shall have the meanings set forth in this Agreement.

2.           Purchase and Sale of the Shares.

(a)          Commitments to Purchase the Shares. In reliance on the representations and warranties herein contained of the Investor, but subject to the terms and conditions hereinafter stated, the Company agrees to issue and sell to the Investor and the Investor, in reliance on the representations and warranties herein contained of the Company, but subject to the terms and conditions hereinafter stated, agrees to purchase from the Company the Shares, for an aggregate purchase price equal to the Purchase Price.

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(b)          The Closing. Subject to the terms and conditions of this Agreement, the closing (the “Closing”) of the purchase and sale provided for in Section 2(a) shall take place at McGuireWoods LLP, 7 Saint Paul Street, Suite 1000, Baltimore, Maryland 21202 on December 18, 2015 or at such other date and place as the parties shall agree. At the option of the parties, documents to be delivered to the place of Closing (other than stock certificates evidencing the Shares) may be delivered by electronic transmission on or before the Closing.

(c)          Deliveries. At the Closing, (i) the Investor shall pay to the Company the Purchase Price by setting off the Purchase Price against certain indebtedness owed to the Investor by the Company pursuant to that certain Convertible Loan Agreement dated as of September 3, 2013 (as amended and supplemented by that certain Amendment and Supplemental Agreement No. 1 to Convertible Loan Agreement dated as of the date hereof, the “Convertible Loan Agreement”) such that an amount of such indebtedness that is equal to the Purchase Price is deemed satisfied and paid, as contemplated by the Acknowledgment Agreement, and (ii) the Company shall deliver to the Investor certificates evidencing the Shares to be purchased by the Investor pursuant to this Agreement registered in the name of the Investor.

3.           Representations and Warranties of the Company.

The Company represents and warrants to the Investor as follows as of the Closing:

(a)          Organization, Standing, etc. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on its business as it has been and is currently conducted. The Company is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary or desirable, except where the failure to be so licensed, qualified or in good standing would not have a Material Adverse Effect.

(b)          Authorization, Noncontravention. The Company has all requisite power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by the Company of this Agreement, the consummation of the transactions contemplated herein, and the fulfillment of and compliance with the respective terms, conditions and provisions thereof or of any instruments required hereby have been duly authorized by all requisite action on the part of the Company and do not and, will not (i) conflict with or result in a breach of any of the terms, conditions or provisions of any (A) law or regulation of any Governmental Authority applicable to the Company or any of its Subsidiaries, (B) writ, injunction, award or decree of any court or arbitral tribunal applicable to the Company or any of its Subsidiaries, or (C) material agreement or instrument to which the Company or any of its Subsidiaries is a party, by which it is bound, or to which it is subject; (ii) result in (A) the creation or imposition of any Lien or (B) any violation of the Certificate of Incorporation or bylaws (or analogous documents) of the Company or any of its Subsidiaries or (iii) require filing with, notice to or consent of any Governmental Authority or other third Person, except as set forth in the Stockholders’ Agreement or Section 3(f).

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(c)          Binding Effect. This Agreement has been duly authorized, executed and delivered by the Company, and assuming due authorization, execution and delivery by the Investor, this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that enforceability hereof may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally and (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance).

(d)          Capitalization, Subsidiaries.

(i)          The shares of Common Stock comprising the Shares to be purchased pursuant to this Agreement have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and nonassessable, and the Investor upon payment of the Purchase Price shall have valid and legal title to the Shares, free and clear of all Liens, other than restrictions on transfer pursuant to U.S. federal and state securities laws and Liens created by the Stockholders’ Agreement. Other than as provided in the Offering Materials and the Other Subscription Agreements, (A) there are no outstanding or authorized subscriptions, warrants, options, calls, commitments or other rights or agreements to which the Company or any other Person is bound or entitled to the benefit of relating to the issuance, sale, redemption, conversion, transfer or voting of any equity interests of the Company; and (B) the issuance of the Shares will not be subject to preemptive or similar rights, except for such as have been validly waived or complied with. Immediately following the Closing, the authorized capital stock of the Company will consist of 102,580 shares of Series A Preferred Stock and 137,420 shares of Common Stock, of which 11,353 shares of Series A Preferred Stock will be issued and outstanding, and following all closings in connection with the offering pursuant to the PPM and assuming the purchase of all Common Stock proposed in the offering, 48,377 shares of Common Stock will be issued and outstanding.

(ii)          The Company has no Subsidiaries other than the Limited Liability Company “Panacela Labs”, a limited liability company formed under the laws of the Russian Federation on July 14, 2011, state registration number (OGRN): 1117746551812. There are no corporations, partnerships, joint ventures, associations or other entities in which the Company owns of record or beneficially, any direct or indirect equity or other interest or any right (contingent or otherwise) to acquire the same. The Company is not a member of any partnership nor is the Company a participant in any joint venture or similar arrangement.

(e)          Solicitation. No form of general solicitation or general advertising was used by the Company, or, to the best knowledge of the Company, any other Person acting on its behalf, in respect of the Shares or in connection with the offer and sale of the Shares.

(f)          No Other Action. No action by, or in respect of, or filing with, any Governmental Authority is required for the execution, delivery and performance of this Agreement by the Company and acquisition of the Shares, except for the Form D filing pursuant to Rule 506 of Regulation D of the Securities Act and any notice filings required by the laws of any U.S. state or any political subdivision thereof.

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(g)          PPM. The PPM does not contain any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and no event or circumstance has occurred since the date of the PPM that would cause the PPM to contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.           Representations and Warranties of the Investor.

The Investor represents and warrants to the Company as follows as of the Closing:

(a)          Organization and Authority. The Investor is a joint stock company duly organized, validly existing and in good standing under the laws of the Russian Federation.

(b)          Authorization, Noncontravention. The Investor has all requisite power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery by the Investor of this Agreement, the consummation by the Investor of the transactions contemplated herein, and the fulfillment of and compliance by the Investor with the terms, conditions and provisions hereof or of any instruments required hereby, have been duly authorized by all requisite action on the part of the Investor and do not and will not (i) conflict with or result in a breach of any of the terms, conditions or provisions of any (A) law or regulation of any Governmental Authority applicable to the Investor, (B) writ, injunction, award or decree of any court or arbitral tribunal applicable to the Investor, or (C) material agreement or instrument to which the Investor is a party, by which it is bound, or to which it is subject, (ii) result in any violation of the Certificate of Incorporation or bylaws (or analogous documents) of the Investor or (ii) require filing with, notice to or consent of any third Person.

(c)          Binding Effect. This Agreement has been duly executed and delivered by the Investor and (assuming due authorization, execution and delivery by the Company) constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except that enforceability hereof may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights generally and (ii) equitable principles which may limit the availability of certain equitable remedies (such as specific performance).

(d)          No Other Action. No action by, or in respect of, or filing with, any Governmental Authority is required for the execution, delivery and performance of this Agreement by the Investor.

(e)          Investment Intent. The Shares to be acquired by the Investor hereunder are being acquired for its own account and without a view to the public distribution of such Shares or any interest therein.

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5.           Investment Representations. The Investor further represents and warrants to the Company as follows as of the Closing:

(a)          Shares Unregistered. The Investor understands and acknowledges that (i) the offering and sale of the Shares to be acquired by the Investor hereunder are intended to be exempt from registration under the Securities Act pursuant to Section 4(a)(2) thereof and, accordingly, the offer and sale of the Shares have not been registered under the Securities Act, (ii) the Shares must be held indefinitely and the Investor must continue to bear the economic risk of the investment in the Shares unless the offering and sale of such Shares are subsequently registered under the Securities Act and all applicable securities laws of the states of the United States of America (“U.S. state securities laws”) or an exemption from such registration is available, (iii) there is no established public or other market for the Shares and it is not anticipated that there will be any public market for the Shares in the foreseeable future, (iv) the Company does not provide current public information within the meaning of Rule 144 under the Securities Act and, other than in accordance with the Stockholders’ Agreement, the Company has made no covenant to make such information available and (v) a restrictive legend in the form set forth in Section 12(a) and (b) of the Stockholders’ Agreement shall be placed on all certificates evidencing the Shares to be acquired by the Investor hereunder.

(b)          The Shares are speculative investments which involve a substantial degree of risk of loss by the Investor of its investment in the Shares.

(c)          No federal or state agency has made any findings as to the fairness of the terms of the offering of the Shares.

(d)          That the Investor is an “accredited investor” as that term is defined in Regulation D under the Act or is otherwise a sophisticated, knowledgeable investor (either alone or with the aid of a purchaser representative) with adequate net worth and income for this investment. The Investor acknowledges that it has completed the Accredited Investor Certificate contained in Annex A hereto and that the information contained therein is complete and accurate as of the date hereof, and the Investor will immediately notify the Company if any such information contained therein becomes incomplete or inaccurate at any time.

(e)          That the Investor has knowledge and experience in financial and business matters, is capable of evaluating the merits and risks of an investment in the Company and its proposed activities and has carefully considered the suitability of an investment in the Company for Investor’s particular financial situation, and has determined that the Shares are a suitable investment.

(f)          That the Investor has reviewed the information provided to the Investor by the Company in connection with the Investor’s decision to purchase the Shares, including but not limited to the PPM. The Investor acknowledges that the PPM is as of December 4, 2015, as supplemented by that certain Confidential Private Placement Memorandum-Supplement dated as of December 15, 2015, and may not contain all of the terms and conditions of the offering and sale of the Shares, and understands and acknowledges that it is the Investor’s responsibility to conduct its own independent investigation and evaluation of the Company; provided, however, the Investor is not relying on any information contained on the Company’s website located at http://www.panacelalabs.com. That the offer to sell Shares was communicated to the Investor by the Company in such a manner that the Investor was able to ask questions of and receive answers from the Company concerning the terms and conditions of this transaction and that at no time was the Investor presented with or solicited by any leaflet, public promotional meeting, newspaper or magazine article, radio or television advertisement or any other form of advertising or general solicitation.

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(g)          That the Investor is a joint stock company, resident in the Russian Federation, is providing a Form W-8BEN, and the Investor will notify the Company within sixty (60) days of any change to such status and of any new country of residence. The Investor agrees to provide to the Company in a timely manner any tax documentation that may be reasonably required by the Company.

(h)          That the Investor is an existing entity, and has not been organized or reorganized for the purpose of making this investment (or if not true, such fact shall be disclosed to the Company in writing).

6.           Covenants.

(a)          Use of Proceeds. The Company acknowledges that the net proceeds received from the offering under the PPM will be used to pay off certain of the Company’s outstanding indebtedness (including amounts owed to the Investor), to satisfy certain outstanding trade payables and $19,876.39 shall be used for general operating purposes, in each case as further described in the Acknowledgment Agreement, and shall not be used for any other purpose.

(b)          Investment Company Act. The Company shall take all reasonable actions necessary to remain exempt from the provisions of the Investment Company Act of 1940, as amended.

(c)          Further Action. If at any time after the date hereof any further action is reasonably necessary to carry out the purpose of this Agreement, each of the Company and the Investor agrees to use its reasonable efforts to take such further action.

(d)          Restrictions on Transfer. The Investor agrees to comply in all respects with the provisions of this Agreement and the provisions of the Stockholders’ Agreement. To the extent required by the Stockholders’ Agreement, the Investor will cause any proposed purchaser, assignee, transferee or pledgee of the Shares held by the Investor to agree to take and hold such securities subject to the provisions and conditions of the Stockholders’ Agreement. The parties hereto acknowledge that after the Closing, the Stockholders’ Agreement shall continue in full force and effect as in effect on the date hereof (prior to the Closing), and is hereby ratified and affirmed by the parties hereto.

(e)          Form D Filing. The Company shall properly and timely effectuate the filing of Form D pursuant to Rule 506 of the Securities Act.

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(f)          Waiver of Series A Conversion Price. In accordance with Section 5.2 of the Certificate of Incorporation, and as the holder of 75% of the issued and outstanding shares of Series A Preferred Stock (as defined in the Certificate of Incorporation) the Investor hereby agrees and acknowledges that no adjustment in the Series A Conversion Price (as defined in the Certificate of Incorporation) pursuant to Section 5.4 of the Certificate of Incorporation shall be made in connection with the Offering (as defined in the PPM).

7.           Miscellaneous.

(a)          Governing Law. This Subscription Agreement shall be construed, governed, interpreted and applied in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

(b)          Entire Agreement. This Agreement, together with the Acknowledgment Agreement, the Convertible Loan Agreement and the Offering Materials, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede any prior or contemporaneous understandings, representations, warranties or agreements (whether oral or written) and may be amended only by a writing executed by all parties.

(c)          No Waivers, Amendments. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. Any provision of this Agreement may be amended if, but only if such amendment is in writing and is signed by the Company and the Investor. Any agreement on the part of any party to any waiver shall be valid only if set forth in a written instrument executed and delivered by a duly authorized officer on behalf of such party.

(d)          Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(e)          Communications. All notices, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered by hand or by Federal Express or a similar overnight courier, (ii) five business (5) days after being deposited in any United States Post Office enclosed in a postage prepaid and registered or certified envelope addressed to or (iii) when successfully transmitted by fax or e-mail (with a confirming copy of such communication to be sent as provided in clauses (i) or (ii) above) to, the party for whom intended, at the address or fax number for such party set forth below (or at such other address, fax number or e-mail address for a party as shall be specified by like notice, provided, however, that any notice of change of address, fax number or e-mail address shall be effective only upon receipt):

(i)          If to the Company:

Panacela Labs, Inc.

73 High Street

Buffalo, New York USA 14203

Attention: Chief Executive Officer

Facsimile: (716) 849-6820

E-mail: notices@cbiolabs.com

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(ii)          If to the Investor:

OJSC “RUSNANO”

10A Prospect 60-Letiya Oktyabrya

Moscow 117036

Russian Federation

Attention: Leysan Shaydullina, Investment Manager

Facsimile: 7-495-988-5399

E-mail: Leysan.Shaydullina@rusnano.com

With a copy to:

Dentons US LLP

1221 Avenue of Americas

New York, NY 10020-1089

USA

Attention: Olga Sandler

Facsimile: +1-212-768-6800

Email: olga.sandler@dentons.com

(f)          Survival of Provisions. The representations, warranties, covenants and agreements contained in this Agreement shall survive the consummation of the transactions contemplated hereby. This Section 7(f) shall not limit any covenant or agreement of the parties hereto which, by its terms, contemplates performance after the Closing. Without limiting the generality of the previous sentence, Section 7(g) shall survive beyond the Closing.

(g)          Expenses, Documentary Taxes. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement, or any amendment or waiver thereof; provided, however, that the Company shall not incur any such costs or expense in connection with this Agreement, the Acknowledgment Agreement or any other agreement or document executed or filed pursuant to the Acknowledgment Agreement that in the aggregate exceed $2,000.

(h)          Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

(i)          Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective, enforceable and valid under applicable law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable under applicable law, this Agreement shall be considered divisible and such provision or portion thereof shall be deemed inoperative to the extent it is deemed invalid, illegal or unenforceable, and in all other respects this Agreement shall remain in full force and effect and such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision

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(j)          No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(k)          Execution in Counterparts. This Agreement may be executed in two counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. The delivery of signed counterparts by facsimile or email transmission that includes a copy of the sending party’s signature is as effective as signing and delivering the counterpart in person, for all purposes; provided that an original of such facsimile or electronic signature shall be delivered within five (5) business days thereof.

(l)          Currency. All references to “$” in this Agreement shall be deemed to refer to U.S. dollars, the legal currency of the United States of America.

[Signatures Follow]

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IN WITNESS WHEREOF, the undersigned has executed this Stock Subscription Agreement as of the date first written above.

6,014	Open Joint Stock Company “Rusnano”
Number of Shares of Common Stock Subscribed for

	By:	/s/ Yurii Udalstov
on behalf of OJSC Rusnano Yurii Udaltsov Deputy Chairman of the Management Board of Management company RUSNANO LLC acting on the basis of a power of attorney

THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION THEREFROM IS AVAILABLE, AND THEN ONLY IN COMPLIANCE WITH THE CERTIFICATE OF INCORPORATION AND STOCKHOLDERS’ AGREEMENT.

Accepted by the Company:
PANACELA LABS, INC.

By:	/s/ C. Neil Lyons
C. Neil Lyons, CPA
Chief Financial Officer

[Signature Page for Rusnano/Panacela Subscription Agreement]

Annex A

Accredited Investor Certificate

The undersigned hereby certifies to being an “accredited investor” as that term is defined in Regulation D adopted pursuant to the Securities Act of 1933, as amended (the “Securities Act”). The specific category(s) of accredited investor applicable to the undersigned is checked below.

☐	an individual whose individual net worth, or joint net worth with the individual’s spouse, exceeds $1,000,000 (excluding the value of the individual’s primary residence) (the term “net worth” means the excess of total assets over total liabilities).

☐	an individual who had an individual income in excess of $200,000 in each of 2013 and 2014 or joint income with that person’s spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same income level in 2015.

☐	a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) or a business development company as defined in Section 2(a)(48) of the 1940 Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

☐	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

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☐	an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Purchased Stock, with total assets in excess of $5,000,000.

☐	an individual who is a director or executive officer of the Company.

☐	a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment.

☐	an entity in which all of the equity owners are accredited investors as set forth above.

Open Joint Stock Company “Rusnano”

By:	/s/ Yurii Udalstov
on behalf of OJSC Rusnano Yurii Udaltsov Deputy Chairman of the Management Board of Management company RUSNANO LLC acting on the basis of a power of attorney

Address:	10A Prospect 60-Letiya Oktyabrya
Moscow 117036
Russian Federation

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